SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   May 1, 2003

URS Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-7567	94-1381538
(Commission File No.)	(I.R.S. Employer Identification No.)

100 California Street, Suite 500
San Francisco, California 94111-4529
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:   (415) 774-2700

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

               99.1 Press Release, dated May 1, 2003, entitled “URS Names Reed N. Brimhall Vice President, Corporate Controller.”

Item 9. Regulation FD Disclosure.

     On May 1, 2003, URS Corporation (the “Company”) announced the appointment of Reed N. Brimhall as the Company’s Vice President, Corporate Controller, effective May 19, 2003. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

URS CORPORATION

Dated: May 1, 2003	By:	/s/ Joseph Masters

Joseph Masters Vice President and General Counsel

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release, dated May 1, 2003, entitled “URS Names Reed N. Brimhall Vice President, Corporate Controller.”

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